UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                March 31, 2004
               -------------------------------------------------
               Date of report (Date of earliest event reported)


                             NET PERCEPTIONS, INC.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-25781                41-1844584
-------------------------------    --------------------     ------------------
(State or Other Jurisdiction of    (Commission File No.)    (IRS Employer
      Incorporation)                                        Identification No.)


               7700 France Avenue South, Edina, Minnesota    55435
         ------------------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (952) 842-5000
              --------------------------------------------------
             (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.

         On March 31, 2004, pursuant to a Patent Purchase Agreement, dated as of December 31, 2003, as amended on March 31, 2004 (the "Patent Purchase Agreement"), Net Perceptions, Inc. (the "Company") completed the sale of its patent portfolio to Thalveg Data Flow LLC for $1.8 million. Pursuant to the Patent Purchase Agreement, the Company received a royalty-free license back under the transferred patents, patent licenses and pending patent applications.

         The foregoing description of the Patent Purchase Agreement and the sale of the Company's patents thereunder is subject to, and qualified in its entirety by, the Patent Purchase Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

2.1 Patent Purchase Agreement, dated as of December 30, 2003, as amended on March 31, 2004, between Thalveg Data Flow LLC and Net Perceptions, Inc.

2.2 Escrow Agreement among Thalveg Data Flow LLC, Net Perceptions, Inc. and Private Bank Minnesota dated December 30, 2003 (incorporated by reference to the registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2003).

99.1  Press Release issued by Net Perceptions, Inc. on March 31, 2004.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   NET PERCEPTIONS, INC.


                                                   By: /s/ Thomas M. Donnelly
Date: April 1, 2004                                    -----------------------
                                                        Thomas M. Donnelly
                                                        President

                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
----------        -----------

2.1 Patent Purchase Agreement, dated as of December 30, 2003, as amended on March 31, 2004, between Thalveg Data Flow LLC and Net Perceptions, Inc.

2.2 Escrow Agreement among Thalveg Data Flow LLC, Net Perceptions, Inc. and Private Bank Minnesota dated December 30, 2003 (incorporated by reference to the registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 31, 2003).

99.1              Press Release issued by Net Perceptions, Inc. on March 31,
                  2004.

                                                                   Exhibit 2.1


                           PATENT PURCHASE AGREEMENT

         This PATENT PURCHASE AGREEMENT ("Agreement") is entered into on December 30, 2003 ("Effective Date") by and between Thalveg Data Flow LLC a Delaware limited liability company, with an office at 171 Main St. #271, Los Altos, California 94022 ("Purchaser"), and Net Perceptions, Inc., a Delaware corporation, with an office at 7700 France Avenue South, Endina, Minnesota 55345 ("Seller"). The parties hereby agree as follows.

1.       BACKGROUND

     1.1 Seller owns certain United States Letters Patents and applications therefor and related foreign patents and applications.

     1.2 Seller wishes to sell its right, title and interest in such patents and applications to Purchaser.

     1.3    Purchaser wishes to purchase such patents and applications.

2.       DEFINITIONS

     2.1 "Assignment Agreements" means the agreements assigning ownership of the Patents from the inventors and/or prior owners to Seller.

     2.2 "Licensee" shall mean Seller and any entity to whom the license granted in Section 7.1 is transferred pursuant to Section 7.2.

     2.3 "List of Prosecution Counsel" means the names and addresses of prosecution counsel who prosecuted the Patents and who are currently handling Patent applications.

     2.4 "Patents" means those patents and applications listed in Exhibit A hereto, and all reissues, reexaminations, extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; provisional patent applications that are or will be continuations or continuations in part of such patents and applications; and foreign counterparts to any of the foregoing including without limitation utility models.

     2.5 "Plan of Liquidation" shall mean the Plan of Complete Liquidation and Dissolution attached as Exhibit A to Seller's Preliminary Proxy statement dated November 4, 2003, as amended from time to time.

     2.6 "Requisite Stockholder Approval" shall mean approval by the requisite stockholder vote of the stockholders of Seller of (i) the Plan of Liquidation or (ii) this Agreement and the transactions contemplated hereby, whether (in the case of this clause (ii)) by such requisite vote approving and adopting a merger agreement which provides for the transfer of patents pursuant to this Agreement, or by separate vote.

3.       CLOSING CONDITIONS AND PAYMENT

     3.1    The obligation of Seller to transfer the Patents pursuant to
            Section 4 and the obligation of Purchaser to make the payment specified in Section 3.4 are contingent upon (a) receipt of the Requisite Stockholder Approval and (b) the Amendment 2 to the License Agreement, as defined below, which was executed and fully effective prior to the date hereof and is attached as Exhibit C, has not been terminated or amended.

     3.2 The total purchase price payable by Purchaser for the transfer of patents pursuant to Section 4 by Seller shall be one million eight hundred thousand dollars ($1,800,000) payable as set forth in Sections 3.3 and 3.4.

     3.3 Upon the execution of this Agreement, Purchaser shall pay to Private Bank Minnesota (the "Escrow Agent") nine hundred thousand dollars ($900,000) (the "Deposit" and, together with any interest earned thereon, the "Deposit Amount") by wire transfer of immediately available funds to an account designated by the Escrow Agent. The Deposit Amount will be held by the Escrow Agent pursuant to the terms of an Escrow Agreement by and among the Escrow Agent, Purchaser and Seller in the form of Exhibit D hereto which is being executed and delivered concurrently with the execution and delivery of this Agreement. If Purchaser breaches this Agreement by failing to timely make the payment specified in
            Section 3.4, in addition to any other remedies Seller may have, the Deposit Amount shall be transferred to Seller within two business days after the breach, and the parties hereby agree to instruct the Escrow Agent to make such transfer. If this Agreement is terminated pursuant to Section 8, the Deposit Amount will be transferred to Purchaser within two business days after any such termination, and the parties hereby agree to instruct the Escrow Agent to make such transfer.

     3.4 Two business days after the satisfaction of the conditions set forth in Section 3.1, Purchaser shall pay to Seller the amount of one million eight hundred thousand dollars($1,800,000), minus the amount of the Deposit Amount which has been received by Seller from the Escrow Agent, by wire transfer of immediately available funds to an account designated by Seller (the date and time of such payment by Seller being hereafter referred to as the "Closing Date"). Immediately prior to the Closing Date, the parties hereto agree to instruct the Escrow Agent to deliver the Deposit Amount to Seller.

4.       TRANSFER OF PATENTS AND LICENSE AGREEMENT

     4.1 Patent Assignment. Effective on the Closing Date, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to the Patents and all inventions and discoveries described therein, including without limitation, all rights of Seller under the Assignment Agreements, and all rights of Seller to collect royalties under such Patents.

     4.2 Assignment of Causes of Action. Effective on the Closing Date, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to all causes of action and enforcement rights, whether currently pending, filed, or otherwise, in respect of the Patents and all inventions and discoveries described therein, including without limitation all rights to pursue damages, injunctive relief and other remedies for past, current and future infringement of the Patents.

     4.3 License Agreement. Effective on the Closing Date seller hereby assigns to Purchaser the License Agreement between Seller and the Regents of the University of Minnesota effective July 31, 1996, as amended (the "License Agreement"), and Purchaser agrees to accept such assignment and, beginning on the Closing Date, to perform all the obligations of Seller under the License Agreement. (This assignment includes a license under United States Patents numbered 5,842,199; 6,016,475; and 6,108,493, and pending U.S. patent application 09/571,020. )

5.       ADDITIONAL OBLIGATIONS

     5.1 Delivery. On the Closing Date, seller shall deliver to Purchaser an executed copy of the Assignment of Patent Rights, substantially in the form of in Exhibit B hereto, the Assignment Agreements, the List of Prosecution Counsel, and all files and original documents owned or controlled by Seller (including without limitation Letters Patents) relating to the Patents including, without limitation, all prosecution files for pending patent applications included in the Patents, and its own files relating to the issued Patents.

     5.2 Further Cooperation. From and after the Closing Date, at the reasonable request of Purchaser, Seller shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for completing the consummation of the transactions contemplated hereby, including without limitation execution, acknowledgment and recordation of other such papers, and using commercially reasonable efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions contemplated hereby. In the event a foreign counterpart, continuation, or divisional is omitted from the definition of Patents, Seller shall use commercially reasonable efforts to include the omitted foreign counterpart, continuation, or divisional within the scope and coverage of this Agreement with no additional payment by Purchaser.

     5.3 Meeting Date. Seller will give Purchaser at least ten (10) days prior written notice of the date of the stockholder meeting at which the Requisite Stockholder Approval is being sought and as much notice as reasonably practical concerning the date or dates of any adjournments thereof

6.       REPRESENTATIONS AND WARRANTIES

     6.1 Authority. Seller represents and warrants to Purchaser that Seller has the right and authority to enter into this Agreement and, if the Requisite Stockholder Approval is obtained, to carry out its obligations hereunder.

     6.2 Title and Contest. Seller represents and warrants to Purchaser that (i) it has good and marketable title to the Patents, including without limitation all rights, title, and interest in the Patents to sue for infringement thereof; (ii) the Patents are free and clear of all liens, mortgages, security interests or other encumbrances, and restrictions on transfer; (iii) to Seller's knowledge, there are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patents; and (iv) there are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patents.

     6.3 Existing Licenses. Except as to such rights and licenses granted in connection with the sale, licensing or other disposition of Seller's services in the normal cause of business, Seller represents and warrants to Purchaser that no rights or licenses have been granted under the Patents.

     6.4 Restrictions on Rights. Seller represents and warrants to Purchaser that Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Patents as a result of the transaction contemplated in this Agreement, or any prior transaction related to the Patents.

     6.5 Conduct. Seller represents and warrants to Purchaser that, Seller, and to Seller's knowledge its representatives, have not intentionally engaged in any conduct, or intentionally omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including but not limited to misrepresenting Seller's patent rights to a standard-setting organization.

     6.6 Enforcement. Seller represents and warrants to Purchaser that Seller has not put a third party on notice of actual or potential infringement of any of the Patents except for the following patents on the following dates.

     6.7 Patent Office Proceedings. Seller represents and warrants to Purchaser that to its knowledge none of the Patents have been or are currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding and that to its knowledge no such proceedings are pending or threatened.

     6.8 Fees. Seller represents and warrants to Purchaser that all maintenance fees, annuities, and the like due and payable on the Patents prior to the Closing Date have been timely paid.

     6.9 Consents. Seller represents and warrants to Purchaser that Seller has obtained all third party consents, approvals, and/or other authorizations required to make the assignments in Section 4.

     6.10 Validity and Enforceability. Seller represents and warrants to Purchaser that (i) the Patents have never been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding; and (ii) Seller has not received any notice from any source alleging that the Patents may be invalid or unenforceable.

     6.11 Disclaimer of Warranty. Except as explicitly set forth herein, Seller disclaims all warranties, express and implied, with respect to the subject matter of this agreement. WITHOUT LIMITATION OF THE FOREGOING, SELLER DISCLAIMS ALL IMPLIED WARRANTIES OF VALIDITY AND NONINFRINGEMENT.

7.       RETAINED RIGHTS

     7.1 Grant Under Patent Rights. Effective on the Closing Date, Purchaser hereby grants to Seller, under the Patent Rights (as defined in Exhibit B hereto), and for the lives thereof, a royalty-free, irrevocable, non-exclusive, worldwide right and license to practice the methods and to make, have made, use, distribute, lease, sell, offer for sale, import, export, develop and otherwise dispose of and exploit any products covered by the Patent Rights. This license shall apply to the reproduction and subsequent distribution of licensed products, in substantially identical form as they are distributed by the Seller or by authorized agents of the Seller such as a distributor, replicator, VAR or OEM. The parties acknowledge that Seller's products, including licensed software products and rights under Seller's escrow agreements shall be subject to the exhaustion doctrine.

     7.2 Limitation on Transferability. This license is not transferable except to a purchaser of all, or substantially all, of a Licensee's assets, or to a party that by merger or otherwise acquires all, or substantially all, of a Licensee's outstanding capital stock. Upon such a transaction, this license shall apply only to products covered by the Patent Rights to the extent that revenue realized by any Licensee from products covered by the Patent Rights does not exceed the "Revenue Limitation" in any calendar year. The Revenue Limitation shall be Ten Million Dollars ($10,000,000.00) during the calendar year of the first such transfer, and shall be increased each subsequent year by seven point five percent (7.5%). Purchaser agrees to negotiate extensions of the license to cover revenues realized by any Licensee in excess of the Revenue Limitation, in good faith.

8.       TERMINATION

     8.1 This Agreement may be terminated by the mutual written consent of Seller and Purchaser.

     8.2 This Agreement may be terminated by either party if the Requisite Stockholder Approval is not obtained by March 30, 2004.

     8.3 This Agreement may be terminated by either party if at a duly called special meeting of Seller's stockholders at which a vote is taken on the Plan of Liquidation, on a merger agreement which provides for the transfer of patents to Seller pursuant to this Agreement, or otherwise with respect to approval of this Agreement and the transactions contemplated hereby, the Requisite Stockholder Vote is not obtained.

     8.4 Seller may terminate this agreement if it enters into a contract with another party which Seller's board of directors determines is, in combination with a dissolution and liquidation in the case of a sale of assets, reasonably likely to result in greater financial return to stockholders than the transaction contemplated by this Agreement, in combination with a dissolution and liquidation. In the event of such a termination, Seller shall pay Purchaser one hundred thousand dollars ($100,000) to compensate Purchaser for costs, fees and expenses incurred by Purchaser in pursuing this transaction.

9.       MISCELLANEOUS

     9.1 Limitation on Consequential Damages. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, OR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

     9.2 Limitation of Liability. PURCHASER'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL BE THE PAYMENT OF FUNDS AS REQUIRED PURSUANT TO
            SECTION 3. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

     9.3 Compliance with Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present and future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

     9.4 Governing Law. Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of New York, without regard to principles of conflict of laws that would require the application of the laws of another jurisdiction.

     9.5 Jurisdiction. Each party hereby agrees to jurisdiction and venue in the courts of the State of Delaware or the Federal courts sitting therein for all disputes and litigation arising under or relating to this Agreement.

     9.6 Entire Agreement. The terms and conditions of this Agreement, including its exhibits, constitute the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in a writing signed by authorized representatives of both parties. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. This Agreement may be executed in separate counterparts which, taken together, shall be regarded as one and the same instrument. The following exhibits are attached hereto and incorporated herein:
            Exhibit A (entitled "Patent Rights to be Assigned"); Exhibit B (entitled "Assignment of Patent Rights").

     9.7 Notices: All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and shall be delivered by hand, or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

If to Seller                                          If to Purchaser
------------                                          ---------------

Net Perceptions, Inc.                                 Thalveg Data Flow LLC
7700 France Avenue South                              171 Main St. #271.
Endina, MN  55345                                     Los Altos, CA  94022

Attn:  President                                      Attn: Managing Director


            Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

     9.8 Relationship of Parties. The parties hereto are independent contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between Seller and Purchaser.

     9.9 Severability. The terms and conditions stated herein are declared to be severable. If any paragraph, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

     9.10 Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

     9.11 Assignment. The terms and conditions of this Agreement shall inure to the benefit of Purchaser, its successors, assigns and other legal representatives, and shall be binding upon Seller, its successor, assigns and other legal representatives

         IN WITNESS WHEREOF, the parties have executed this Patent Purchase Agreement as of the date first above written.

Thalveg Data Flow LLC                              Net Perceptions

/s/ Julia Ceffalo                                  /s/ Thomas M. Donnelly
------------------                                 ----------------------
Signature                                          Signature

Julia Ceffalo                                      Thomas M. Donnelly
-------------                                      ------------------
Printed Name                                       Printed Name

Authorized Person                                  President
-----------------                                  ---------
Title                                              Title


Exhibits A and B to the Patent Purchase Agreement have been omitted pursuant to Item 601 of Regulation S-K. Exhibit A provides a list of patent rights to be assigned pursuant to the Patent Purchase Agreement. Exhibit B sets forth a form of Assignment of Patent Rights to be executed by the Assignor and delivered to the Assignee at the closing under the Patent Purchase Agreement. A copy of either exhibit will be furnished supplementally to the Commission upon request.

                    AMENDMENT TO PATENT PURCHASE AGREEMENT

         This AMENDMENT TO PATENT PURCHASE AGREEMENT (this "Amendment") is entered into as of March 31, 2004 by and between Thalveg Data Flow LLC a Delaware limited liability company, with an office at 171 Main St. #271, Los Altos, California 94022 ("Purchaser"), and Net Perceptions, Inc., a Delaware corporation, with an office at 7700 France Avenue South, Endina, Minnesota 55345 ("Seller"). On December 30, 2003, the parties entered into a Patent Purchase Agreement (the "Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

         The parties now hereby agree to amend the Agreement as follows:

1.       BACKGROUND

1.1 Pursuant to the Agreement, the parties had agreed to sell, transfer and license the Patents (the "Transaction").

1.2 The obligations of the parties were subject to Seller's having obtained the Requisite Stockholder Approval.

1.3 Seller did not obtain the Requisite Stockholder Approval, but has assured Purchaser that it may consummate the Transaction without the Requisite Stockholder Approval under applicable Delaware Law

1.4 Subject to the terms of the Agreement, as amended by this Amendment, the parties wish to consummate the Transaction.

2.       DEFINITIONS

2.1      The following terms shall be defined as follows:

2.2 "Delaware Law" means the Delaware General Corporation Law, as in effect on the date of this Amendment.

2.3 "Requisite Board Approval" means the unanimous approval of the Agreement, as amended by this Amendment, by Seller's board of directors at a duly called meeting to consider such action, or by action by unanimous written consent.

3.       CLOSING CONDITIONS; CLOSING

3.1 Section 3.1 of the Agreement is hereby amended in its entirety to read as follows:

         "The obligation of Seller to transfer the Patents pursuant to Section 4 and the obligation of Purchaser to make the payment specified in
         Section 3.4 (the date and time of such payment being hereafter referred to as the "Closing Date") are contingent upon (a) receipt of the Requisite Board Approval, (b) the Amendment 2 to the License Agreement shall not have been terminated or amended and (c) the Escrow Agreement by and among Seller, Purchaser and Escrow Agent shall not have been terminated or amended."

3.2 The first sentence of Section 3.4 of the Agreement is deleted in its entirety. Subject to the satisfaction of the conditions set forth in
         Section 3.1 of the Agreement, as amended by this Amendment, concurrently with the execution and delivery of this Amendment, Purchaser shall pay the Seller one million eight hundred thousand dollars ($1,800,000), minus the amount of the Deposit Amount which has been received by Seller from the Escrow Agent, by wire transfer of immediately available funds to an account designated by Seller.

4.       REPRESENTATIONS AND WARRANTIES

4.1      Section 6.1 of the Agreement is hereby deleted in its entirety.

4.2 Seller represents and warrants to Purchaser that Seller had all requisite corporate power and authority to enter into the Agreement, and has all requisite corporate power and authority to enter into this Amendment and to consummate the Transaction and carry out its obligations hereunder and under the Agreement, as amended by this Amendment.

4.3 Seller represents and warrants to Purchaser that the Requisite Board Approval has been obtained and constitutes the only corporate action necessary for Seller to consummate the Transaction under Delaware Law, that the Requisite Stockholder Approval is not necessary under Delaware Law for Seller to consummate the Transaction and that the Transaction does not constitute a dissolution of Seller within the meaning of Section 275 of Delaware Law or a sale of all or substantially all of Seller's property and assets within the meaning of Section 271 of Delaware Law.

4.4 Seller represents and warrants to Purchaser that the Agreement, as amended pursuant to this Amendment, is valid and enforceable against Seller in accordance with its terms.

4.5 All of Seller's representations and warranties pursuant to the Agreement (other than the representation and warranty in Section 6.1 of the Agreement which has been deleted as provided above), as amended pursuant to this Amendment, are hereby made as of the date of this Amendment and as of the consummation of the Transaction and Seller is aware of no breach of any of such representations or warranties.

5.       TERMINATION

5.1      Sections 8.1, 8.2, 8.3 and 8.4 of the Agreement are hereby deleted.

IN WITNESS WHEREOF, the parties have executed this Amendment to Patent Purchase Agreement as of the date first above written.


Thalveg Data Flow LLC                                Net Perceptions

/s/ Julia Ceffalo                                    s/ Thomas M. Donnelly
---------------------------                          -------------------------
Signature                                            Signature

Julia Ceffalo                                        Thomas M. Donnelly
---------------------------                          -------------------------
Printed Name                                         Printed Name

Authorized Person                                    President
---------------------------                          -------------------------
Title                                                Title

                                                                  Exhibit 99.1

                                                         FOR IMMEDIATE RELEASE
                                                                March 31, 2004

Contact:

Tom Donnelly
President and Chief Financial Officer
Net Perceptions, Inc.
952-842-5400
tdonnelly@netperceptions.com



           Net Perceptions Announces Closing of Thalveg Transaction

MINNEAPOLIS -March 31, 2004 ---Net Perceptions, Inc. (Nasdaq: NETP) today announced that it had closed the previously announced transaction with Thalveg Data Flow LLC pursuant to which it received $1.8 million for the sale of its patent portfolio and a royalty-free license back under the transferred patents.

Net Perceptions also announced that it had granted to a software company a non-exclusive source code license to a portion of the Company's intellectual property and sold certain technology related to a product discontinued in 2002. The aggregate consideration for the sale and license was $325,000.